SUPPLEMENT TO THE PROSPECTUS

United Funds, Inc. - Class A and Class Y Shares

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders scheduled for June 22, 1999, shareholders of each series (each, a "Fund") of United Funds, Inc. will be asked to approve a proposal to change the investment management fee for their Fund, which is currently calculated by adding a group fee to a specific fee, to a new specific fee at the annual rate of:

for United Accumulative Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;

for United Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion;

for United Income Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $6 billion, and 0.50% of net assets over $6 billion; and

for United Science and Technology Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.




To be attached to the cover page of the Class A and Class Y Prospectus of United Funds, Inc.

This Supplement is dated March 4, 1999.

NUS 2000B